UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2023

PROSOMNUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41567	88-2978216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5675 Gibraltar Avenue
Pleasanton, CA	94588
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 537-5337

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	OSAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 13, 2023, the compensation committee of the Board of Directors (the “Board”) of ProSomnus, Inc. (the “Company”) approved a form of restricted stock unit (“RSU”) award agreement under the Company’s 2022 Equity Incentive Plan (the “Plan”) and, effective October 16, 2023, approved RSU awards to Len Liptak, the Company’s Chief Executive Officer, Kim Sung, the Company’s Chief Technical Officer, and Laing Rikkers, the Company’s then-Executive Chair, covering 167,750 shares of common stock, 93,750 shares of common stock and 192,500 shares of common stock, respectively, each in accordance with the Company’s equity grant policy. The RSU awards will be scheduled to vest on October 15, 2025, subject to the individual continuing to provide services to the Company through that date and subject further to certain vesting acceleration provisions in the event of a termination of service by the Company without cause, a change in control of the company, or in the event of the individual’s death or disability.

On October 17, 2023, as part of a long-planned transition of responsibilities, Company Executive Chairman Laing Rikkers resigned her employment and will continue forward serving solely as the Chair of the Board. In connection with her transition, and in addition to her compensation pursuant to the Company’s Director Compensation Policy, the Company entered into a consulting agreement with Ms. Rikkers, pursuant to which Ms. Rikkers will be paid a $5,000 per month retainer with an additional hourly fee for every hour above the retainer amount.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Form of Restricted Stock Unit Award

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSOMNUS, INC.

	By:	/s/ Brian B. Dow
Name: Brian B. Dow
Title: Chief Financial Officer

Dated: October 19, 2023